Trade Receivable, Net	12 Months Ended
Dec. 31, 2023
Trade and other current receivables [abstract]
Trade Receivable, Net	Trade Receivables, Net

	2023	2022
Trade receivables	Ps. 15,022	Ps. 13,432
The Coca-Cola Company (related party) (See Note 14)	378	776
Loans to employees	76	84
FEMSA and subsidiaries (related parties) (See Note 14)	1,460	746
Other related parties (See Note 14)	—	182
Other sundry accounts receivable	1,390	1,636
Allowance for expected credit losses	(577)	(538)
	Ps. 17,749	Ps. 16,318
6.1 Trade receivables
Trade receivable representing rights arising from sales and loans to employees or any other similar concept, are presented on the consolidated statement of financial position net of discounts and the allowance for expected credit losses.
Coca-Cola FEMSA has accounts receivable from The Coca-Cola Company primarily arising from the latter’s participation in advertising and promotional programs.
Because less than the 1.7% of the trade receivables is unrecoverable, the Company does not have any customers classified as “high risk” which would be eligible to have special management conditions for the credit risk. As of December 31, 2023, the Company does not have a representative group of customers directly related to the expected credit loss.
The allowance for expected credit losses is calculated with an expected losses model that recognizes the impairment losses through all the contract life. Because they are generally short-term trade receivables, the Company defined a model with a simplified expected loss focus through a parametric model. The parameters used in the model are:
•Breach probability;
•Losses severity;
•Financing rate;
•Special recovery rate; and
•Breach exposure.

In determining the recoverability of trade receivables, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.
The carrying value of trade receivables approximates its fair value as of December 31, 2023 and 2022.
The Company recognizes an allowance for expected credit losses at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar credit loss patterns.
6.2 Changes in the allowance for expected credit losses

For the years ended as of December 31, 2023, 2022 and 2021, the Company had an allowance for Ps. 577, Ps. 538 and Ps. 531, respectively.

For the years ended as of December 31, 2023, 2022 and 2021, changes in allowance for expected credit losses are comprised of the following:

	2023	2022	2021
Balance at the beginning of the year	Ps. 538	Ps. 531	Ps. 515
Allowance for the year	29	14	35
Charges and write-offs of uncollectible accounts	23	38	6
Effects of changes in foreign exchange rates	(13)	(45)	(25)
Balance at the end of the year	Ps. 577	Ps. 538	Ps. 531

6.3 Payments from The Coca-Cola Company:
The Coca-Cola Company participates in certain marketing and promotional programs. Contributions received by the Company are recognized as a reduction in selling expenses. For the years ended December 31, 2023, 2022 and 2021 contributions received were Ps. 2,450, Ps. 1,170, and Ps. 2,437, respectively.